Exhibit 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of BWAY Corporation (the “Company”) on Form 10-K for the fiscal year ending September 29, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jean-Pierre M. Ergas, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jean-Pierre M. Ergas
Jean-Pierre M. Ergas Chief Executive Officer December 30, 2002